                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  June 22, 2006

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-HE3
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                       MERRILL LYNCH MORTGAGE LENDING INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
          Delaware                      333-130545                13-3416059
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      Of Incorporation)                                      Identification No.)
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
    250 Vesey Street                                                     10080
4 World Financial Center                                              (Zip Code)
       10th Floor
      New York, NY
 (Address of Principal
   Executive Offices)
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 230.13e-4(c))
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ITEM 8.01 Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545) (the "Registration Statement"). Pursuant to the Registration Statement, on June 22, 2006, the Registrant issued $532,215,100 in aggregate principal amount Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-HE3.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 31, 2006, as supplemented by the prospectus supplement dated June 19, 2006, and as further supplemented by a June 30, 2006 supplement to the prospectus supplement (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 dated as of June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interests in a trust fund (the "Trust Fund") that consists primarily of a pool of sub-prime mortgage loans secured by first and second liens on residential properties (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $552,381,273 as of June 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement dated as of June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and LaSalle Bank National Association, as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

          99.2 Letter Agreement dated June 12, 2006, confirming the rate swap transaction entered into between The Bank of New York ("BNY") and Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates, Series 2006-HE3, as represented by LaSalle Bank National Association (BNY reference no. 37981).

          99.3 Letter Agreement dated June 12, 2006, confirming the rate cap transaction entered into between BNY and Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates, Series HE3 as represented by LaSalle Bank National Association (BNY reference no. 37983).

          99.4 Letter Agreement dated June 12, 2006, confirming the rate cap transaction entered into between BNY and Merrill Lynch Mortgage Investors Inc., Mortgage Loan Asset-Backed Certificates,
               Series HE3, as represented by LaSalle Bank National Association (BNY reference no. 37984).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Alan Chan
                                            ------------------------------------
                                        Name: Alan Chan
                                        Title: Authorized Signatory

Date: July 7, 2006

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                                  EXHIBIT INDEX

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
Exhibit No.                     Description                             Page No.
-----------                     -----------                             --------
4.1           Pooling and Servicing Agreement, dated as of June 1,
              2006, among Merrill Lynch Mortgage Investors, Inc., as
              Depositor, Wilshire Credit Corporation, as Servicer, and LaSalle Bank National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2 Letter Agreement dated June 12, 2006, confirming the rate swap transaction entered into between The Bank of New York ("BNY") and Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates, Series 2006-HE3, as represented by LaSalle Bank National Association (BNY reference no. 37981).

99.3 Letter Agreement dated June 12, 2006, confirming the rate cap transaction entered into between BNY and Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates, Series HE3 as represented by LaSalle Bank National Association (BNY) reference no. 37983).

99.4 Letter Agreement dated June 12, 2006, confirming the rate cap transaction entered into between BNY and Merrill Lynch Mortgage Investors Inc., Mortgage Loan Asset-Backed Certificates, Series HE3, as represented by LaSalle Bank National Association (BNY reference no. 37984).

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